Exhibit (b)(iv)

EXECUTION VERSION

AMARIN CORPORATION PLC
7 CURZON STREET
LONDON W1J 5HG

As of May 16, 2008
Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York  10013

Additional Series of Restricted ADSs – Cusip No.:  0231119F6

Ladies and Gentlemen:

Reference is made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the “Deposit Agreement”), by and among Amarin Corporation plc (formerly known as “Ethical Holdings plc”), a corporation organized and existing under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders from time to time of American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) issued thereunder, (ii) the letter agreement, dated as of September 28, 2007 (the “Uncertificated ADS Letter Agreement”), by and between the Company and the Depositary relating to the issuance of uncertificated ADSs (the “Uncertificated ADSs”), and (iii) the letter agreement, dated as of March 29, 2006 (the “Restricted ADSs Letter Agreement”), between the Company and the Depositary relating to the issuance of Restricted ADSs (as defined in the Letter Agreement).  Capitalized terms used but not defined herein shall have the meanings given to them in the Restricted ADSs Letter Agreement.

Pursuant to the Restricted ADSs Letter Agreement, the Company and the Depositary established procedures to enable owners of its Shares that constitute Restricted Securities to hold such Shares in the form of Restricted ADSs.  Pursuant to the Uncertificated ADSs Letter Agreement, the Company and the Depositary established procedures to enable the issuance of Uncertificated ADSs.  This letter agreement (the “Supplemental Letter Agreement”) is being entered into between the Company and the Depositary pursuant to, and as contemplated by, the Restricted ADSs Letter Agreement, and shall be subject to the terms of the Restricted ADSs Letter Agreement and the Deposit Agreement.  The purpose and intent of this Supplemental Letter Agreement is to supplement the Restricted ADSs Letter Agreement for the purpose of providing for the deposit of Shares that are Restricted Securities into the Company’s ADR facility and the issuance of a new series of Restricted ADSs relating to such Shares at the request of the Company in the form of Uncertificated ADSs.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.           Additional Series of Restricted ADSs.  The Company hereby consents, under Section 2.02 of the Deposit Agreement and Section 1 of the Restricted ADSs Letter Agreement, to the deposit by the Share Owners (the list of Share Owners attached hereto as Exhibit A, the “List of Share Owners”) of 13,043,479 Restricted Shares (the “Transaction Shares”) and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs (CUSIP No.: 0231119F6 – the “Transaction ADSs”)  in respect thereof, upon the terms of the Restricted ADSs Letter Agreement as supplemented by this Supplemental Letter Agreement, to the Share Owners or their respective designees specified therein.  The Restricted ADSs described in the immediately preceding sentence and the Share Owners specified on the List of Share Owners are referred to herein as the “Designated Restricted ADSs” and the “Designated Shareholders”, respectively.  The Designated Restricted ADSs, the Restricted Shares represented thereby and the Designated Shareholders shall constitute “Restricted ADSs”, “Restricted Shares”, and “Share Owners” for all purposes under the Restricted ADSs Letter Agreement and the transfer or cancellation thereof shall be subject to and effected only in accordance with the terms and conditions of the Restricted ADSs Letter Agreement and the Deposit Agreement, including any certification requirements and opinions of counsel as described therein, except as provided in this Supplemental Letter Agreement.

The Depositary shall obtain (i) a Resale Certification and Instruction Letter substantially in the form of Exhibit B from each Holder of Transaction ADSs who requests a transfer of the Transaction ADSs, and (ii) a Withdrawal Certification in the form of Exhibit C from each Holder of Transaction ADSs who requests the cancellation of the Transaction ADSs and the withdrawal of the corresponding Restricted Shares.

The Company and the Depositary agree that, notwithstanding the terms of the Restricted ADSs Letter Agreement, the Depositary is authorized and directed to issue the Designated Restricted ADSs as Uncertificated ADSs subject to the restrictions specified in paragraph 2 below.  The Company represents and warrants that it has obtained from each of the Designated Shareholders a written acknowledgment of the restrictions that apply to the Designated Restricted ADSs.  The Company hereby instructs the Depositary, and the Depositary hereby agrees, to mail to each of the Designated Shareholders promptly after the issuance of the Designated Restricted ADSs a letter substantially in the form of the Amarin Restricted ADS Holder Letter attached hereto as Exhibit D (the “Restricted ADSs Holder Letter”).

The Company represents and warrants that (x) the Transaction Shares (i) have been validly issued, are fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (ii) are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (iii) have been deposited  free of all liens, security interests and encumbrances.  These representations and warranties shall survive the deposit of the Transaction Shares and the issuance and delivery by the Depositary of the Designated Restricted ADSs.

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2.           Stop Transfer Notation and Legend.  The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect.  The Account Statement to be sent by the Depositary to the Designated Shareholders upon the issuance of Designated Restricted ADSs shall contain a statement to the effect that the Restricted ADSs are subject to restrictions on transfer and cancellation described in this Supplemental Letter Agreement.  The Restricted ADSs Holder Letter shall contain the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF THE COMPANY ARE SUBJECT TO THE TERMS OF THE SUPPLEMENTAL LETTER AGREEMENT, DATED AS OF MAY 16, 2008 (THE “SUPPLEMENTAL LETTER AGREEMENT”), AND THE DEPOSIT AGREEMENT, DATED AS OF MARCH 29, 1993, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”).  ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE SUPPLEMENTAL LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE SUPPLEMENTAL LETTER AGREEMENT.  AT THE TIME OF ISSUANCE, THE RESTRICTED ADSs HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS.  UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES, AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE TRANSFER OF THE RESTRICTED ADSs, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A CERTIFICATION IN THE FORM ATTACHED TO THIS LETTER. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THIS LETTER.  THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE SUPPLEMENTAL LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE SUPPLEMENTAL LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED.  NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs.  A COPY OF THE DEPOSIT AGREEMENT AND OF THE SUPPLEMENTAL LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

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3.           Supporting Documentation.

The Company shall, prior to the issuance date of the Transaction ADSs specified above, cause (A) its U.S. counsel to deliver an opinion to the Depositary stating that the deposit of the Transaction Shares and the issuance and delivery of the Transaction ADSs to the Designated Shareholders, in each case upon the terms contemplated herein, do not require registration under the Securities Act, (B) its English counsel (which may be in-house counsel to the Company) to deliver an opinion to the Depositary as to English law stating, subject to such customary assumptions and reservations as they shall consider necessary or appropriate, that the deposit of the Transaction Shares by the Company with the Custodian in accordance with the terms of the Deposit Agreement (as supplemented by this letter agreement) does not violate any English corporate or securities laws, and (C) a certificate of a duly authorized officer of the Company stating that (i) all governmental approvals, permits, consents and authorizations known by the Company to be required to be obtained by it in England for the transactions contemplated in this instructions letter have been obtained and are in full force and effect, and (ii) none of the terms of this instructions letter, and none of the transactions contemplated herein, conflict with any agreement to which the Company is a party.

The Company confirms that the indemnification provisions of Section 5.08 of the Deposit Agreement shall apply to the deposit of the Transaction Shares, the issuance of Transaction ADSs, the transfer of the Transaction ADSs and the withdrawal of Transaction Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this letter agreement.

This Supplemental Letter Agreement shall be interpreted and all the rights and obligations hereunder shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

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The Company and the Depositary have caused this Supplemental Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

CITIBANK, N.A., as Depositary

By:	/s/ Paul Martin
	Name:	Paul Martin
	Title:	Vice President

AMARIN CORPORATION PLC

By:	/s/ Alan Cooke
	Name:	Alan Cooke
	Title:	President and COO

EXHIBITS

A	List of Share Owners
B	Resale Certification and Instruction Letter
C	Withdrawal Certification
D	Restricted ADS Holder Letter

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EXHIBIT A

_____________________

LIST OF SHARE OWNERS
_____________________

Name of Share Owner	Tax I.D. #	Address of Share Owner	Number of Designated Restricted Shares Owned
Caduceus Private Investments III, LP	16-1758090	767 Third Avenue New York, NY 10017	3,230,107
OrbiMed Associates III, LP	16-1758083	767 Third Avenue New York, NY 10017	30,763
Sofinnova Venture Partners VII, L.P.	20-8039443	140 Geary Street, 10th Floor San Francisco, CA 94108	3,586,957
Panorama Capital, L.P.	20-8417036	2440 Sand Hill Road Suite 302 Menlo Park, CA 94025	1,847,826
Thomas, McNerney & Partners II, LP	72-1618589	One Stamford Plaza 263 Tresser Boulevard (Suite 1620) Stamford, CT 06901	2,143,913
TMP Nominee II, LLC	20-5878544	One Stamford Plaza 263 Tresser Boulevard (Suite 1620) Stamford, CT 06901	22,391
TMP Associates II, L.P.	20-5878656	One Stamford Plaza 263 Tresser Boulevard (Suite 1620) Stamford, CT 06901	7,609
Longitude Venture Partners, L.P.	26-1166019	300 Sand Hill Road Building 1, Ste. 230 Menlo Park, CA 94025	1,086,957

A-1

Name of Share Owner	Tax I.D. #	Address of Share Owner	Number of Designated Restricted Shares Owned
Fountain Healthcare Partners Fund I, L.P.	N/A	Adelaide Chambers Peter Street Dublin 2, Ireland Attention: Manus Rogan Managing Partner	217,391
Sunninghill Ltd.	N/A	P.O. Box 76 Kleinwort Benson House Wests Centre, St. Helier Jersey JE4 8PQ Channel Islands	521,739
Simon Kukes	N/A	c/o Andre Kiener UBS AG Paradeplatz 6 EQYY-KAQ CH-8098, Zurich Switzerland	326,087
Michael Walsh	N/A	45 Wellington Road Ballsbridge, Dublin 4 Ireland	21,739

A-2

EXHIBIT B

_____________________

RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor/Zone 8
New York, New York  10043

Attn.:  Broker Services

Amarin Corporation plc (Cusip No.:  0231119F6)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the “Deposit Agreement”), by and among Amarin Corporation plc (formerly known as “Ethical Holdings plc”), a corporation organized and existing under the laws of England (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders from time to time of American Depositary Receipts (the “ADRs”) evidencing by American Depositary Shares (“ADSs”) issued thereunder, (ii) the Letter Agreements, dated as of March 29, 2006 and as of September 28, 2007, respectively, by and between the Company and the Depositary, and (iii) the Supplemental Letter Agreement, dated as of May 16, 2008 (the “Letter Agreement”), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

This Resale Certification is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: 0231119F6) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

* ☐ Sale Pursuant to Resale Registration Statement:  (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (as defined in the Letter Agreement), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

OR

* ☐ Sale Exempt from Registration (Post Six Months Sales only):  the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding  the sale (other than Form 8-K reports),

OR

* ☐ Sale Exempt from Registration (Post One Year Sales only):  the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company,

OR

**☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales):  the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (as defined in the Letter Agreement.

*	The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

**	The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Restricted ADS holder.

The undersigned hereby requests that the Depositary:  (i) debit from the undersigned’s account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________
Restricted ADSs (CUSIP No.:  0231119F6), and

(ii) following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

_______________________
(CUSIP No.:  023111206)

to the person(s) identified below:

1.          If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:
DTC Participant Account No.:
Account No. for undersigned at DTC Participant (f/b/o information):
Onward Delivery Instructions of undersigned:
Contact person at DTC Participant:
Daytime telephone number of contact person at DTC Participant:

2.          If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser:
Street Address:
City, State, and Country:
Nationality:
Social Security or Tax Identification Number:

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale.  The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	__________________________________
Social Security Number of Owner:	__________________________________
Account Number of Owner:	__________________________________
Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

EXHIBIT C

_____________________

WITHDRAWAL CERTIFICATION
_____________________

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor/Zone 8
New York, New York  10043

Attn.:  Broker Services

Amarin Corporation plc (Cusip No.:  0231119F6)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the “Deposit Agreement”), by and among Amarin Corporation plc (formerly known as “Ethical Holdings plc”), a corporation organized and existing under the laws of England (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders from time to time of American Depositary Receipts (the “ADRs”) evidencing by American Depositary Shares (“ADSs”) issued thereunder, (ii) the Letter Agreements, dated as of March 29, 2006 and as of September 28, 2007, respectively, by and between the Company and the Depositary, and (iii) the Supplemental Letter Agreement, dated as of May 16, 2008 (the “Letter Agreement”), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

This Withdrawal Certification is being furnished in connection with the withdrawal of Shares (as defined in the Letter Agreement) upon surrender of Restricted ADSs (as defined in the Letter Agreement) to the Depositary.

(A)           We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Shares represented thereby have not been registered under the Securities Act; and

(B)           We certify that we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will sell the Shares in compliance with the requirements of the U.S. securities laws (including, without limitation, the applicable laws of the states of the United States), and we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will not deposit, or cause to be deposited, such Shares into any depositary receipts facility established or maintained by a depositary bank other than a restricted facility established and maintained for such purpose.

C-1

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the  undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions.  The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	__________________________________
Social Security Number of Owner:	__________________________________
Account Number of Owner:	__________________________________
Number of Restricted ADSs to be cancelled:	__________________________________
Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________
Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

C-2

EXHIBIT D

_____________________

RESTRICTED ADS HOLDER LETTER

_____________________

[CITIBANK TO PROVIDE]

D-1

Dear Amarin Restricted ADS Holder,

You have been provided an Account Statement (the "Statement") detailing the Restricted American Depositary Shares ("RADS") issued in respect of Amarin Corporation plc ("Amarin") ordinary shares, £0.50 par value per share ("Amarin Shares"), that were deposited on your behalf with Citibank, N.A., as depositary (the "Depositary") for Amarin's American Depositary Receipt Program (the "Amarin ADR Program").

The RADSs are subject to the terms of the Deposit Agreement for the Amarin ADR Program (the "Deposit Agreement") dated as of March 29, 1993, as amended from time to time, and a Letter Agreement dated as of May 16, 2008 (the "Letter Agreement") entered into by Amarin and the Depositary for the purpose of enabling the issuance of the RADSs to you. A copy of the Deposit Agreement and the Letter Agreement may be obtained from the Depositary upon request.

The transfer and sale, and the cancellation, of your RADSs is subject to restrictions more fully described in the Letter Agreement and in this letter. For your convenience, we have summarized below the process required to transfer and to cancel your RADSs.

The Amarin American Depositary Shares are listed for trading on NASDAQ. The RADSs are generally transferable only as follows:

> Pursuant to the resale registration statement, which Amarin expects to file no later than 45 days after the issuance date of the RADSs (the "Resale Registration Statement") to register the resale of the RADSs, in a sale executed by a U.S. broker on NASDAQ – *a Registered Sale*,
>
> OR
>
> If (x) you have held your interest in the Amarin Shares represented by RADSs for a period of at least **six months** after having acquired the Amarin Shares from Amarin or an "Affiliate" of Amarin, (y) Amarin is (and has been for a period of at least 90 days prior to such sale) subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all required reports under Section 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than 8-K reports), and (z) you are not at the time of the sale (and have been not for a period of three (3) months then ending) an "Affiliate" of Amarin, – *a Post Six Months Sale.*
>
> OR
>
> If (x) you have held your interest in the Amarin Shares represented by RADSs for a period of at least **one (1) year** after having acquired the Amarin Shares from Amarin or an "Affiliate" of Amarin, and (y) you are not at the time of the sale

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(and have not been for a period of three (3) months then ending) an "Affiliate" of Amarin – *a Post One Year Sale.*

OR

In a transaction for which another exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), is available, provided that you deliver to the Depositary and to Amarin the legal opinion more fully described below – *an Alternative Exemption Sale.*

Amarin has made arrangements with the Depositary to facilitate (i) the settlement of Registered Sales, Post Six Months Sales, Post One Year Sales and Alternative Exemption Sales, and (ii) the cancellation of your RADSs and the withdrawal of the corresponding Amarin Shares. These arrangements are summarized below and more fully described in the Letter Agreement.

Registered Sales

If you wish to sell your RADSs in a Registered Sale, the following will apply:

You should confirm that the effectiveness of the Resale Registration Statement has been granted by the SEC and has not been suspended. A copy of the Registration Statement, once filed by Amarin, can be retrieved from the SEC's Website, www.sec.gov. To confirm the continuing effectiveness of the Resale Registration Statement, please call the SEC's public reference desk at (202) 351-8090.

AND

You must deliver to your broker a fully completed and signed Resale Certification and Instruction Letter. A form of Resale Certification and Instruction Letter is attached. You must in the Resale Certification and Instruction Letter identify the sale as a "Registered Sale" and make the requisite certification.

AND

You must arrange for your broker to procure the guarantee of your signature on the Resale Certification and Instruction Letter by means of a "Medallion Guarantee".

AND

Your broker must present your completed, signed and signature-guaranteed Resale Certification and Instruction Letter to the Depositary.

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1440972v.2

The person to whom you sell your RADSs in a Resale Registration Sale will receive freely transferable American Depositary Shares that are tradable on NASDAQ and settle through the central clearing system in the U.S. -- The Depository Trust Company.

Post Six Months Sales

If you wish to sell your RADSs in a Post Six Months Sale, the following will apply:

You must have held your interest in the Amarin Shares represented by your RADSs for at least six months, you cannot be at the time of transfer (and you have not been for a period of three (3) months then ending) an "Affiliate" of Amarin, and the Company is at the time of the sale, and has been for a period of at least 90 days immediately prior to the sale, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and has filed all required reports under Section 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 8-K reports).

AND

You must confirm that the requisite Post Six Months Sales opinion covering your RADSs has been delivered to the Depositary by counsel to Amarin. Please contact Citibank, N.A. – the Depositary for the RADSs at (781) 575-4555 to confirm that this opinion has been delivered to the Depositary. If such opinion has not been delivered to the Depositary, you may complete your Post Six Months' Sale if your U.S. counsel provides an acceptable opinion to the Depositary and to Amarin.

AND

You must deliver to your broker a fully completed and signed Resale Certification and Instruction Letter. A form of Resale Certification and Instruction Letter is attached. You must in the Resale Certification and Instruction Letter identify the sale as a "Post Six Months Sale" and make the requisite certifications.

AND

You must arrange for your broker to procure the guarantee of your signature on the Resale Certification and Instruction Letter by means of a "Medallion

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1440972v.2

Guarantee".

AND

Your broker must present your the completed, signed and signature-guaranteed Resale Certification and Instruction Letter to the Depositary.

The person to whom you sell your RADSs in a Post Six Months Sale will receive freely transferable American Depositary Shares that are tradable on NASDAQ and settle through the central clearing system in the U.S. -- The Depository Trust Company.

Post One Year Sales

If you wish to sell your RADSs in a Post One Year Sale, the following will apply:

You must have held your interest in the Amarin Shares represented by your RADSs for at least one year and you cannot be at the time of transfer (and you have not been for a period of three (3) months then ending) an "Affiliate" of Amarin.

AND

You must confirm that the requisite Post One Year Sales opinion covering your RADSs has been delivered to the Depositary by counsel to Amarin. Please contact Citibank, N.A. – the Depositary for the RADSs at (781) 575-4555 to confirm that this opinion has been delivered to the Depositary. If such opinion has not been delivered to the Depositary, you may complete your Post One Year Sale if your U.S. counsel provides an acceptable opinion to the Depositary and to Amarin.

AND

You must deliver to your broker a fully completed and signed Resale Certification and Instruction Letter. A form of Resale Certification and Instruction Letter is attached. You must in the Resale Certification and Instruction Letter identify the sale as a "Post One Year Sale" and make the requisite certifications.

AND

You must arrange for your broker to procure the guarantee of your signature on the Resale Certification and Instruction Letter by means of a "Medallion Guarantee";

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AND

Your broker must present your the completed, signed and signature-guaranteed Resale Certification and Instruction Letter to the Depositary.

The person to whom you sell your RADSs in a Post One Year Sale will receive freely transferable American Depositary Shares that are tradable on NASDAQ and settle through the central clearing system in the U.S. -- The Depository Trust Company.

Alternative Exemption Sales

If you wish to sell your RADSs in an Alternative Exemption Sale, the following will apply:

You must confirm with U.S. counsel that an exemption from the registration requirements of the Securities Act is available for the sale of the RADSs and inform your counsel that, in order to effectuate the transfer of the RADSs, you will need to deliver to the Depositary and to Amarin an opinion of counsel that is addressed to the Depositary and to Amarin and that is satisfactory to the Depositary and Amarin in addressing the available exemption from the registration requirements of the Securities Act and the status of the RADSs upon transfer (i.e. whether the RADSs so transferred are freely transferable or restricted as to transfer in the hands of the transferee).

AND

You must deliver to your broker a fully completed and signed Resale Certification and Instruction Letter, and the applicable opinion issued by your U.S. counsel. A form of Resale Certification and Instruction Letter is attached. You must in the Resale Certification and Issuance Instruction identify the sale as a "Sale Exempt from Registration (Sales Other than Post Six Months Sales or Post One Year Sales)" and make the requisite certifications.

AND

You must arrange for your broker to procure the guarantee of your signature on the Resale Certification and Instruction Letter by means of a "Medallion Guarantee".

AND

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Your broker must present the completed, signed and signature-guaranteed Resale Certification and Instruction Letter and the opinion of your U.S. counsel to the Depositary.

The person to whom you sell your RADSs in an Alternative Exemption Sale may not, depending on the circumstances, receive freely transferable American Depositary Shares. The opinion of your U.S. counsel will be required to address whether or not the person to whom you sell and transfer your RADSs is to receive RADSs or freely transferable American Depositary Shares.

Cancellation of RADSs and Withdrawal of Corresponding Amarin Shares

If you wish to cancel your RADSs and take possession of the corresponding Amarin Shares, you will need to provide to Citibank (i) a duly completed and signed Withdrawal Certification and (ii) a check in the amount of the RADS cancellation fee ($0.05 per RADS presented for cancellation). A form of Withdrawal Certification is attached. Please note that your signature on the Withdrawal Certification needs to be guaranteed by means of a "Medallion Guarantee."

If you have any questions concerning this process, please contact Citibank, N.A. – the Depositary for the RADSs at (781) 575-4555 or at 212-816-6853.

Citibank N.A.
As Depositary

Attachments

Resale Certification and Issuance Instruction
Withdrawal Certification

Restricted ADS Legend

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